THE WALL STREET FUND (the “Fund”)
a series of Wall Street EWM Funds Trust (the “Trust”)

Supplement dated February 26, 2016 to the
Prospectus and Statement of Additional Information dated April 30, 2015

The Board of Trustees of the Trust has approved a change to the name of the Fund.  Effective March 1, 2016, the Fund’s name will be changed to “Evercore Equity Fund.”  In connection with its name change, the Fund has adopted a policy of normally investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The Fund will not change this 80% policy without providing shareholders at least 60 days’ written notice.  The Fund’s Prospectus and Statement of Additional information are revised as described below.

Effective March 1, 2016, the Prospectus is amended to reflect that the name of The Wall Street Fund has changed to Evercore Equity Fund.

In addition, effective March 1, 2016, the Prospectus is revised as follows:

The reference to “WALLX” on the cover of the Prospectus is hereby replaced with “EWMCX.”

The following replaces the first sentence of the first paragraph of the “Principal Investment Strategies” section:

The Fund attempts to achieve its investment objective to produce growth of capital by investing principally in a diversified portfolio of domestic common stocks.

The following is added as the last paragraph of the “Principal Investment Strategies” section:

The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

The following replaces the second sentence of the first paragraph of the “Investment Objectives and Policies, Related Risks and Disclosure of Portfolio Holdings” section:

The Fund attempts to achieve this investment objective by investing principally in a diversified portfolio of domestic common stocks.

The following is added immediately prior to the last sentence of the first paragraph of the “Investment Objectives and Policies, Related Risks and Disclosure of Portfolio Holdings” section:

The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The Fund will not change this policy without providing shareholders at least 60 days’ written notice.

Effective March 1, 2016, the Statement of Additional Information is amended to reflect that the name of The Wall Street Fund has changed to Evercore Equity Fund.

In addition, effective March 1, 2016, the Statement of Additional Information is revised as follows:

The reference to “WALLX” on the cover of the Statement of Additional Information is hereby replaced with “EWMCX.”

The following replaces the first, second and third sentences of the “Investment Objectives and Policies - Investment Policies” section:

The Fund invests principally in a diversified portfolio of common stocks.  The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.  The Fund will not change this policy without providing shareholders at least 60 days’ written notice.  The Fund may also invest in convertible securities, preferred stocks, corporate bonds and securities of the United States Government or its agencies without restrictions as to the proportions of its assets invested in any type of security, subject to its investment restrictions and diversification status.

Please retain this supplement with your Prospectus and SAI for future reference.